EXHIBIT 99.1

Southwest Iowa Renewable Energy, LLC Announces Results of Second Quarter 2013

Council Bluffs, Iowa ----- May 15, 2013 ---- On May 15, 2013, Southwest Iowa Renewable Energy, LLC (“SIRE”) announced its financial results for the three and six months ended March 31, 2013.  SIRE reported a net loss of $2,424,000 or $184.49 per unit, compared to a net loss of $3,987,000 or $303.42 per unit for the three months ended March 31, 2013 and 2012, respectively.  The cash flow from operations was $405,000 compared to $13,060,000 for the six months ended March 31, 2013 and 2012, respectively; with the overall cash flow for the six months ended March 31, 2013 of $5,645,000 compared to ($934,000) for the six months ended March 31, 2012.

Adjusted EBITDA, which is defined as earnings before interest, income taxes, and depreciation and/or amortization, or EBITDA, as adjusted for unrealized hedging losses (gains) was $4,172,000 for the three months ended March 31, 2013 and $967,000 for the three months ended March 31, 2012.  SIRE had $11.93 million in cash and equivalents and $3.124 million available under committed loan agreements (subject to satisfaction of specified lending conditions and covenants) at March 31, 2013.  For reconciliations of Adjusted EBITDA to net income attributable to SIRE, see “Adjusted EBITDA” below.

Brian Cahill, SIRE's President and CEO, stated, “As we look back on  the three months ended March 31, 2013, we made strong strides in improving our operations through  lower costs and greatly reducing our net loss by bringing our production back up to capacity. We will closely monitor the moisture conditions, corn availability and ethanol market price conditions and adjust our production accordingly.

About Southwest Iowa Renewable Energy, LLC:

SIRE is an Iowa limited liability company, located in Council Bluffs, Iowa, formed in March, 2005 to construct and operate a 110 million gallon capacity ethanol plant.  SIRE began producing ethanol in February, 2009 and sells its ethanol, modified wet distillers grains with solubles, corn syrup, and corn oil in the continental United States.  SIRE also sells its dried distillers grains with solubles in the continental United States, Mexico and the Pacific Rim.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “1995 Act”).  Such statements are made in good faith by SIRE and are identified as including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language.  In connection with these safe-harbor provisions, SIRE has identified in its Annual Report on Form 10-K for the fiscal year ended September 30, 2012, important factors that could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of SIRE, including, without limitation, the risk and nature of SIRE's business, and the effects of general economic conditions on SIRE.  The forward-looking statements contained in this Press Release are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  SIRE further cautions that such factors are not exhaustive or exclusive.  SIRE does not undertake to update any forward-looking statement which may be made from time to time by or on behalf of SIRE.

Summary Balance Sheets

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
Balance Sheets
(Dollars in thousands)

ASSETS	March 31, 2013	September 30, 2012
	(Unaudited)
Current Assets
Cash and cash equivalents	$11,930	$6,285
Restricted cash	303	302
Accounts receivable	271	268
Accounts receivable, related party	11,295	12,088
Derivative financial instruments	956	976
Inventory	15,519	12,427
Derivative financial instruments, related party	—	4,013
Prepaid expenses and other	817	394
Total current assets	41,091	36,753

Property, Plant and Equipment
Land	2,064	2,064
Plant, building and equipment	204,598	204,597
Office and other equipment	751	751
	207,413	207,412
Accumulated depreciation	(59,298)	(53,679)
Net property and equipment	148,115	153,733

Other Assets
Financing costs, net of amortization of $3,472 and $3,202, respectively	731	1,001
Other assets	896	896
	1,627	1,897
Total Assets	$190,833	$192,383

SOUTHWEST IOWA RENEWABLE ENERGY, LLC Balance Sheets (Dollars in thousands)
LIABILITIES AND MEMBERS' EQUITY	March 31, 2013	September 30, 2012
	(Unaudited)
Current Liabilities
Accounts payable	$1,015	$1,366
Accounts payable, related parties	6,046	3,937
Derivative financial instruments, related party	978	—
Accrued expenses	2,738	2,837
Accrued expenses, related parties	1,347	1,657
Current maturities of notes payable	30,448	20,001
Total current liabilities	42,572	29,798

Long Term Liabilities
Notes payable, less current maturities	111,856	115,023
Other long-term liabilities	450	500
Total long term liabilities	112,306	115,523

Members' Equity
Members' capital
13,139 Units issued and outstanding	76,474	76,474
Accumulated (deficit)	(40,519)	(29,412)
Total members' equity	35,955	47,062

Total Liabilities and Members' Equity	$190,833	$192,383

Financial Results

SOUTHWEST IOWA RENEWABLE ENERGY, LLC Statements of Operations (Dollars in thousands)
(Unaudited)
	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	March 31, 2013	March 31, 2012	March 31, 2013	March 31, 2012

Revenues	$79,197	$89,880	$153,524	$185,077
Cost of Goods Sold
Cost of goods sold-non hedging	76,839	90,795	155,126	176,612
Realized & unrealized hedging (gains) losses	1,486	(346)	2,779	(3,737)
	78,325	90,449	157,905	172,875

Gross Margin (Loss)	872	(569)	(4,381)	12,202

General and administrative expenses	931	1,017	1,988	2,330

Operating Income (Loss)	(59)	(1,586)	(6,369)	9,872

Other Income (Expense)
Interest and other income	36	58	56	70
Interest expense	(2,401)	(2,459)	(4,794)	(4,933)
	(2,365)	(2,401)	(4,738)	(4,863)

Net Income (Loss)	$(2,424)	$(3,987)	$(11,107)	$5,009

Weighted Average Units Outstanding	13,139	13,139	13,139	13,139
Net Income (loss) per unit, basic & diluted	(184.49)	(303.42)	(845.35)	381.20

Management uses Adjusted EBITDA, a non-GAAP measure, to measure the Company’s financial performance and to internally manage its business.  Management believes that adjusted EBITDA provides useful information to investors as a measure of comparison with peer and other companies.  Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flow as determined in accordance with generally accepted accounting principles.  Adjusted EBITDA calculations may vary from company to company.  Accordingly, our computation of Adjusted EBITDA may not be comparable with a similarly-titled measure of another company.

The following sets forth the reconciliation of Net Loss to Adjusted EBITDA for the periods indicated:

Adjusted EBITDA to net income (loss) for the three months ended March 31, 2013 and March 31, 2012

	For the three months	For the three months
	March 31, 2013	March 31, 2012
	Amounts	Amounts
	in 000's	in 000's
EBITDA
Net (Loss)	(2,424)	(3,987)
Interest Expense, interest income, and other income	2,229	2,280
Depreciation & Amortization	2,984	2,975
EBITDA	2,789	1,268

Unrealized Hedging (gain) loss	1,383	(301)

Adjusted EBITDA	4,172	967

Adjusted EBITDA per unit	317.52	73.60
Adjusted EBITDA to net income (loss) for the six months ended March 31, 2013 and March 31, 2012

	For the six months	For the six months
	March 31, 2013	March 31, 2012
	Amounts	Amounts
	in 000's	in 000's
EBITDA
Net Income (Loss)	(11,107)	5,009
Interest Expense, interest income, and other income	4,468	4,637
Depreciation & Amortization	5,968	5,933
EBITDA (Loss)	(671)	15,579

Unrealized Hedging (gain) loss	3,450	(4,704)

Adjusted EBITDA (Loss)	2,779	10,875

Adjusted EBITDA (Loss) per unit	211.51	827.69

Statistical Information

	For the three months ended			For the three months ended
	March 31, 2013			March 31, 2012
	Gallons/Tons Sold	% of Revenues	Gallons/Tons Average Price	Gallons/Tons Sold	% of Revenues	Gallons/Tons Average Price
Statistical Revenue Information
Denatured Ethanol	24,653,572	72.96%	$2.34	32,742,534	76.95%	$2.11
Dry Distiller's Grains	56,437	18.73%	$262.87	79,454	17.23%	$194.89
Wet Distiller's Grains	37,642	5.10%	$107.24	28,208	2.75%	$85.72
Syrup	10,253	0.97%	$74.71	6,833	0.44%	$58.32
Corn Oil	2,464	2.24%	$720.46	3,433	2.63%	$688.18

	For the six months ended			For the six months ended
	March 31, 2013			March 31, 2012
	Gallons/Tons Sold	% of Revenues	Gallons/Tons Average Price	Gallons/Tons Sold	% of Revenues	Gallons/Tons Average Price
Statistical Revenue Information
Denatured Ethanol	49,234,021	73.44%	$2.29	63,615,819	78.76%	$2.29
Dry Distiller's Grains	106,479	18.13%	$261.37	149,830	15.88%	$196.18
Wet Distiller's Grains	67,382	5.05%	$115.08	51,540	2.37%	$85.16
Syrup	15,465	0.80%	$79.32	18,488	0.46%	$45.70
Corn Oil	5,413	2.58%	$732.01	6,238	2.53%	$749.38

Contact:
Brett Frevert, CFO
Southwest Iowa Renewable Energy, LLC
712.366.0392